EMPLOYMENT AGREEMENT



         EMPLOYMENT AGREEMENT made as of the 27th day of July, 1994 between CCC of Massachusetts, Inc., a Delaware corporation (the "Company") and William A. Sanger (hereinafter "Employee").

         WHEREAS, the Company believes it is in the Company's best interest to employ Employee, and Employee desires to be employed by the Company; and

         WHEREAS, the Company and Employee desire to set forth the terms and conditions on which Employee shall be employed by and provide his services to the Company.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

         1. Employment. The Company hereby employs Employee and Employee hereby accepts such employment, all upon the terms and conditions hereinafter set forth.

         2. Term. Unless sooner terminated pursuant to the provisions of this Agreement, the initial term of employment under this Agreement shall be for a period of three (3) years commencing on the date hereof (the "Effective Date") and ending on the third (3rd) anniversary of the Effective Date. The term of employment under this Agreement shall thereafter be automatically renewed upon the then existing terms and conditions of this Agreement, for successive periods of one (1) year commencing upon the expiration of the initial term of employment under this Agreement or any renewal term and ending on the first (1st) anniversary of the commencement of such renewal term unless either the Company or Employee provides the other with written notice of its election to not renew the term of employment under this Agreement at least ninety (90) days, but no more than one hundred eighty (180) days, prior to the expiration of the then existing term of this Agreement (the initial three (3) year term and all successive renewal terms of employment are collectively referred to herein as the "Employment Period").

         3.       Salary.
                  ------

                  (a) Except as provided in Section 3(b), Employee shall be entitled to receive a salary from the Company during the Employment Period at the rate of Three Hundred Thousand and No/100 Dollars ($300,000.00) per annum (the "Salary"). The Salary shall be payable in equal installments in accordance with the normal payroll policies of the Company, which policies may be changed by the Company from time to time in its sole discretion, but in no event less frequently than monthly, and shall be subject to all appropriate withholding taxes. Employee's Salary and other compensation under this Agreement may be allocated to and paid by any other member entity of the Health Care Group or Consolidated Entity (as such term's are hereinafter defined), if any, as determined from time to time by the Board of Directors of the Company.

                  (b) Notwithstanding the foregoing, in the event that due to notice requirements under Employee's existing employment arrangement Employee is unable to devote his entire business time, energy and skill to the service of the Company as required under Section 6 of this Agreement immediately upon the Effective Date of this Agreement, Employee shall devote such of his entire business time, energy and skill as is possible and in any event shall devote his entire business time, energy and skill to the service of the Company as required under Section 6 of this Agreement no later than September 30, 1994. During such transitional time, Employee shall be compensated at an hourly rate of $144.23 per hour based upon time sheets submitted by Employee specifying the services performed and the amount of time expended.

         4.       Benefits; Bonuses.
                  -----------------

                   (a) The Salary provided for in Section 3 shall be in addition to such benefits and bonus programs as the Company, in its sole and absolute discretion, shall from time to time provide to the company's officers. Such benefits and bonus programs are subject to change from time to time as determined by the Board of Directors of the Company; provided, however, in no event shall the vacation, sick day and car allowance benefits afforded the Employee on the Effective Date hereof be reduced. The current benefits and bonus programs which the Company shall provide to Employee are as set forth on the Schedule of Benefits and Bonus Programs attached hereto as Exhibit "A" and made a part hereof.

                  (b) Notwithstanding the foregoing, Employee shall not be entitled to such benefits and bonus programs until such time as Employee is able to devote his entire business time, energy and skill to the service of the Company as required under Section 6 of this Agreement as more fully described in
Section 3(b).

         5.       Participation.
                  -------------

                  (a) Contemplated Structure. The Company, either directly or through one or more subsidiaries or commonly controlled affiliated entities, which may or may not be treated as consolidated subsidiaries for tax or financial reporting purposes, ("Affiliates") intends to engage in certain businesses in the health care and senior housing industries. There are, however, no assurances as to which businesses the Company or its Affiliates shall engage in. It is acknowledged and agreed that the Affiliates may be a single corporation, partnership, business trust, or other business entity, or a number of corporations, partnerships, business trusts or other business entities. The Company or such of its Affiliates as engage in the business of the development and operation of ventures which provide medical services will hereinafter be collectively be referred to as the "Medical Services Operations Affiliate." The Company and any Affiliates will hereinafter be referred to as the "Health Care Group." It is contemplated, but not assured, that ownership interests in some or all of the businesses comprising the Health Care Group shall be offered for sale to the general public pursuant to one or more underwritten initial public offering(s) of securities.

Prior to such time, if necessary or desirable to facilitate an initial public offering or for other reasons, some or all of the Health Care Group may be restructured or reorganized into a single entity or group of entities which are consolidated for financial reporting purposes to include the financial condition and results of operations of some or all of the entities comprising the Health Care Group. This single entity or group of consolidated entities which continues or succeeds to the business of some or all of the Health Care Group will hereinafter be referred to as a "Consolidated Entity" and more than one Consolidated Entity may be formed from the businesses constituting the Health Care Group.

                  (b) Interest in Health Care Group. Upon the later of (i) thirty (30) days following the Effective Date of this Agreement or (ii) the acquisition or formation of each Affiliate in the Health Care Group, Employee shall be issued such ownership interests as are necessary, which may be in the form of shares of capital stock, partnership interests or other indicia of ownership, to provide Employee with a uniform, aggregate initial one percent (1%) equity ownership interest in the Health Care Group. Such interest(s) shall hereinafter be referred to as the "Parent Ownership Interests," and shall be issued to Employee in exchange for aggregate consideration of One Hundred Eighty Thousand Dollars (U.S. $180,000), which consideration shall be payable immediately and as a condition to receipt of such Parent Ownership Interests. Employee acknowledges that his initial one percent (1%) equity ownership in the Health Care Group may be reduced in the discretion of the Board of Directors of the Company through a subsequent issuance(s) of ownership interests in a financing or acquisition transaction, provided that the value received by the Health Care Group in exchange for such issuance of ownership interests equals or exceeds the fair market value of such ownership interests.

                  Employee will pay for the Parent Ownership Interests with a non-recourse promissory note bearing interest at the lowest rate imputed by the provisions of the Internal Revenue Code (which interest shall accrue and be payable upon the maturity of such note) and payable to the order of the Company, the repayment of which shall be secured by a pledge of all of the rights, title and interest of Employee in and to the interests received under this Section 5(b) and Section 5(c) pursuant to such instruments of security as may be reasonably requested by the company to grant it a perfected first priority lien upon and security interest in such interests (which instruments shall, however, permit Employee to receive the benefits and privileges of such interests until the occurrence of a default by Employee under such note). The principal of and interest accrued upon such note shall mature and be payable in full upon the earliest to occur of (i) the repurchase of such Parent ownership Interests (or resulting Shares) pursuant to this Agreement by the Company or an Affiliate for any reason provided herein or (ii) the closing date of an underwritten initial public offering of securities of a Consolidated Entity in which the Employee has been issued Shares (as such term is hereinafter defined) or (iii) the sale or merger of a Consolidated Entity in a transaction pursuant to which it is not the surviving entity and in which Employee receives either cash or securities which can be readily sold for cash (provided, however, that the principal of and interest accrued upon such note shall mature and be payable in such event only up to the amount of cash, or securities which can be readily sold for cash, received by Employee if such amount is less than the principal of and interest accrued upon such note).

                  Upon the restructure or reorganization of some or all of the Health Care Group into a Consolidated Entity, Employee agrees to exchange his Parent Ownership Interests in those Affiliates in the Health Care Group which become such Consolidated Entity for a portion of the common stockholders equity or equivalent of such Consolidated Entity such that Employee will own the same percentage ownership interest of such Consolidated Entity as he did in those Affiliates in the Health Care Group which become part of such Consolidated Entity immediately prior to the restructure or reorganization. Employee further agrees to take all steps necessary, including providing consents, approvals or affirmative votes, to permit the restructure or reorganization to occur upon the request of the Board of Directors of the Company.

                  (c) Interest, in Employee's Affiliate in Health Care Group. In addition to the Parent Ownership Interests issued to Employee under Section 5(b) upon the later of (i) thirty (30) days following the Effective Date of this Agreement or (ii) the acquisition or formation of the Medical Services Operations Affiliate or any Affiliate constituting the medical Services operations Affiliate, Employee shall be issued such ownership interests as are necessary, which may be in the form of shares of capital stock, partnership interests or other indicia of ownership, to provide Employee with a uniform, aggregate initial five percent (5%) equity ownership interest in the Medical Services Operations Affiliate. Such interest(s) shall hereinafter be referred to as the "Affiliate Ownership Interests." Employee acknowledges that his initial five percent (5%) equity ownership in the Medical Services Operations Affiliate may be reduced in the discretion of the Board of Directors of the Company through a subsequent issuance(s) or ownership interests in a financing or acquisition transaction, provided that the value received by the Medical Services operations Affiliate in exchange for such issuance of ownership interests equals or exceeds the fair market value of such ownership interests.

         Upon the restructure or reorganization of some or all of the Medical Services Operations Affiliate or the Affiliates constituting the Medical Services Operations Affiliate into a Consolidated Entity, Employee agrees to exchange his Affiliate Ownership interests in the Medical Services Operations Affiliate and each Affiliate constituting the Medical Services Operations Affiliate which becomes part of such Consolidated Entity for a portion of the common stockholders' equity or equivalent in an amount deemed the economic equivalent of five percent (5%) of the market value of those Affiliates in the Medical Services Operations Affiliate which become part of such Consolidated Entity immediately prior to such restructure or reorganization as determined by the investment bank underwriting such initial public offering, which market value shall be calculated in such a manner as to ensure that the aggregate market value of the component entities of such Consolidated Entity does not exceed the market value of such Consolidated Entity. Absent fraud or manifest error, the calculations and determinations of the investment bank underwriting such initial public offering shall be conclusive and binding upon all parties.

Employee further agrees to take all steps necessary, including providing consents, approvals or affirmative votes, to permit the restructure or reorganization to occur upon the request of the Board of Directors of the Company.

                  (d) Transferability of Shares. The ownership interests of Employee in the Consolidated Entity, whether received pursuant to Section 5(b) or 5(c) herein, shall hereinafter be referred to as "Shares," and the term "Securities" shall hereinafter refer to the Parent Ownership Interests, the Affiliate Ownership Interests and the Shares.

         Employee acknowledges and agrees that the Securities shall not be sold, donated or transferred (other than as-described below) except if a Consolidated Entity becomes a publicly-traded company as described herein.
Employee represents and warrants with respect to the Securities that:

                        (i) Employee has such knowledge and experience in financial, investment and business matters that he is capable of evaluating the merits and risks of the respective investment in the Securities being offered on the terms and conditions set forth herein and understands the nature and business of the Medical Services Operations Affiliate, Health Care Group or Consolidated Entity and has had and will continue to have access to all information, financial or otherwise, with respect to the Medical Services Operations Affiliate, Health Care Group or Consolidated Entity during business hours, at the Company's offices in Palm Beach County, Florida; and

                       (ii) that there are substantial restrictions on the transferability of the Securities as evidenced above and the restrictive legend which shall appear on each certificate representing each of the Securities, there is presently no public market for the Securities and no assurances have been given that there will ever be a public market in the future for the Securities in which case Employee may have to hold the Securities and it may not be possible for Employee to liquidate his investment in the Medical Services Operations Affiliate, Health Care Group or Consolidated Entity.

                  (e) Option Eligibility. Employee may be awarded options or other similar rights to purchase common stock or other ownership interests in the Medical Services Operations Affiliate, Health Care and/or stock appreciation or other similar rights, in such amounts and with such terms as determined by the Company's Board of Directors, in its sole and absolute discretion, after taking into consideration Employee's position, salary and actual and anticipated contribution to the Medical Services operations Affiliate, Health Care Group, Consolidated Entity and their member entities.

                  (f) No Other Rights. Employee shall have no rights to receive any ownership interests in the Medical Services Operations Affiliate, Health Care Group, Consolidated Entity or their member entities other than pursuant to Section 5(b),

Section 5(c) or the ownership interests acquired as a result of exercising the stock options, if any, provided pursuant to Section 5(e).

                  (g)      Occurrence of Initial Public Offering.
                           -------------------------------------

                         (1) In the event a Consolidated Entity successfully
completes an underwritten initial public offering which includes all or some of the member entities of the Medical Services operations Affiliate of the Health Care Group, all Securities of such Consolidated Entity to be issued to Employee pursuant to Section 5(b) and Section 5(c) shall be registered by the Consolidated Entity at its expense and in the same registration statement as used by such Consolidated Entity to effect its initial public offering or such other registration statement as such Consolidated Entity may choose to permit free transferability by Employee of the Shares substantially contemporaneously with the closing of such initial public offering. Employee agrees that the Shares will be issued subject to possible restrictions on transfer as required by applicable federal and state securities laws and as reasonably required by the underwriters in such Consolidated Entity's initial public offering. If such restrictions restrict Employee from selling all or any portion of such Shares following the initial public offering, (i) Employee shall be permitted to sell such portion of his Shares as applicable law or the underwriters permit to be sold based upon his pro rata share of the total number of shares which applicable law or the underwriters permit to be sold by the shareholders of such Consolidated Entity and (ii) such Consolidated Entity shall, at Employee's option, either purchase a number of Shares from Employee at the public offering price or provide Employee with a loan, in either case, sufficient to repay the note referred to above and to pay federal, state or local taxes incurred on the receipt of such Shares, after taking into consideration the portion of such Shares Employee is permitted to sell if he is permitted to sell only a portion of such Shares. Any loan made to Employee pursuant to this section shall be evidenced by a non-recourse, promissory note bearing interest at the lowest rate imputed by the Internal Revenue Code (which interest shall accrue and be payable upon maturity of such note) and payable to the order of the Company, the repayment of which shall be secured by a pledge of all of the rights, title and interest of Employee in and to the Shares received by him pursuant to such instruments of security as may be reasonably requested by the Company to grant it a perfected first priority lien upon and security interest in such Shares (which instruments shall, however, permit Employee to receive the benefits and privileges of such Shares until the occurrence of a default by Employee under such note). The principal of and interest accrued upon such note shall mature and be payable in full upon the earliest date upon which such Shares can readily be sold for cash or readily transferable securities which can be sold for cash.

                         (2) In the event a Consolidated Entity successfully
completes an underwritten initial public offering and such Consolidated Entity does not include all of the member entities of the Medical Services operations Affiliate of the Health Care Group, (i) the Securities of the Consolidated Entity to be issued to Employee pursuant to Section 5(b) or section 5(c) hereof shall be registered by the Consolidated Entity in the same manner and subject to the same restrictions as are set forth above in Section 5(g)(1)(i) and (ii) at the election of Employee (which election must be exercised thirty (30) days prior to the closing of such initial public offering), all rights of Employee pursuant to Section 5(b) or Section 5(c) hereof shall continue in full force and effect with respect to any subsequent underwritten initial public offering of another Consolidated Entity (subject, however, to the provisions of Section 5(h) and Section 5(i) hereof), or, with respect solely to any remaining Affiliate Ownership Interests, such interests shall be repurchased from the Employee by the Company within thirty (30) days following such election for a sum equal to five percent (5%) of the increase in the retained earnings of such of the Affiliates in the Medical Services Operations Affiliate as are not included in such Consolidated Entity as measured between the Effective Date of this Agreement and the month-end immediately preceding the date of such election.

                  (h)      Termination of Employment Agreement Prior to Initial
                           ----------------------------------------------------
                           Public Offering.
                           ---------------

                         (1) In the event that, prior to the date upon which a
Consolidated Entity successfully completes an underwritten initial public offering (regardless of whether all or any of the Services Operations Affiliate of the Health Care Group is included in such initial Public offering), this Agreement is terminated by the Company pursuant to Section 10(b), (i) the Securities issued to Employee pursuant to Section 5(b) shall be subject to repurchase by the Company at Employee's cost by way of the Company releasing and discharging Employee from all duties and obligations under the note described in
Section 5(b) and (ii) all securities issued to pursuant to Section 5(c) shall be subject to repurchase by Employee Company at a total aggregate price of One Dollar ($1.00).

                         (2) In the event that, prior to the date upon which a
consolidated Entity successfully completes an underwritten initial public offering (regardless of whether all or any of the Medical Services Operations Affiliate of the Health Care Group is included in such initial public offering), this Agreement is terminated by the Company pursuant to Section 10(a), this Agreement is terminated by the Employee pursuant to Section 11 or this Agreement is terminated pursuant to Section 12, (i) the Securities issued to Employee pursuant to Section 5(b) shall be subject to repurchase by the Company at the then fair market value thereof at any time within thirty (30) days following such termination and (ii) the Securities issued to Employee pursuant to Section 5(c) shall be subject to repurchase by the Company (a) at the election of Employee, for a sum equal to five percent (5%) of the increase in the retained earnings of the Medical Services Operations Affiliate as measured between the Effective Date of this Agreement and the month-end immediately preceding the date of such termination if such election is exercised on or before the third
(3rd) anniversary of the Effective Date of this Agreement or a sum equal to the then fair market value of such Securities in the event such election is exercised after the third (3rd) anniversary of the Effective Date of this Agreement but on or before the fifth (5th) anniversary of the Effective Date of this Agreement, which purchase shall occur within thirty (30) days following such election or (b) at the election of the Company, a sum equal to the then fair market value of such Securities, regardless of when such election is exercised, which purchase shall occur within thirty (30) days following such election.

                  (i) Expiration of Employment Agreement Prior to Initial Public Offering. In the event that a Consolidated Entity has not successfully completed an underwritten initial public offering on or before the end of the initial term of employment under this Agreement (or any subsequent renewal thereof) and:

                         (1) the term of employment under this Agreement is
renewed, the provisions of this Section 5 shall remain in full force and effect; or

                         (2) Employee elects not to renew the term of employment
under this Agreement in accordance with Section 2, (a) at any time on or before the second (2nd) anniversary of the expiration of the term of this Agreement, at the election of Employee (i) the Company shall be obligated to repurchase the Securities issued to Employee under Section 5(b) at Employee's cost by way of the Company releasing and discharging Employee from all duties and obligations under the note described above and/or (ii) the Company shall be obligated to purchase all Securities issued to Employee under Section 5(c) for a sum equal to five percent (5%) of the increase in the retained earnings of the Medical Services Operations Affiliate as measured between the Effective Date of this Agreement and the month-end immediately preceding the date of expiration of this Agreement, which purchases shall occur within thirty (30) days following such elections and (b) at the election of the Company, at any time on or before the second (2nd) anniversary of the expiration of this Agreement, but in any event on the second (2nd) anniversary of the expiration of this Agreement, (i) the Securities issued to Employee pursuant to Section 5(b) shall be repurchased by the Company at the then fair market value of such Securities and (ii) the Securities issued to Employee to Section 5(c) hereof shall be repurchased by the Company for a sum equal to five percent (5%) of the increase in the retained earnings of the Medical Services Operations Affiliate as measured between the Effective Date of this Agreement and the month-end immediately Preceding the date of such termination, which purchases shall occur within thirty (30) days following such election(s);

                         (3) The Company elects not to renew the term of
employment under this Agreement in accordance with Section 2, (a) at any time on or before the second (2nd) anniversary of the expiration of the term of this Agreement, at the election of the Employee, Employee may (i) require the Company to repurchase the Securities issued to Employee pursuant to Section 5(b) at the then fair market value of such Securities and/or (ii) require the Company to repurchase the Securities issued to Employee pursuant to Section 5(c) by paying to Employee at the then fair market value of such Securities, which purchases shall occur within thirty (30) days following such elections and (b) at the election of the Company, any time after the second (2nd) anniversary of the expiration of the term of this Agreement, (i) the Securities issued to Employee pursuant to Section 5(b) shall be subject to repurchase by the Company at the then fair market value of such Securities and/or (ii) the Securities issued to Employee pursuant to Section 5(c) shall be subject to repurchase by the Company at a sum equal to the then fair market value of such securities, which purchases shall occur within thirty (30) days following such election(s).

                  (j) Valuations. In the event of a determination of the then fair market value of the Securities issued to Employee pursuant to Section 5(b) or Section 5(c) in accordance with any of the foregoing terms and provisions, such fair market value shall be determined at the expense of the Company by an investment bank chosen by the Company that regularly underwrites public offerings on Form 3-1 which investment bank shall value such interest as a minority, noncontrolling interest in a privately held company. In the event of a calculation of the increase in the retained earnings of the Medical Services Operations Affiliate, to the extent not otherwise reflected in the retained earnings, there shall be added to the retained earnings the amount of any distributions made during the time period for which such calculation is being made. Within sixty (60) days following the Effective Date of this Agreement, the Company shall provide Employee with a statement of the retained earnings of such of the Medical Services operations Affiliates as exist on the Effective Date of this Agreement.

                  (k) From time to time but in no event more frequently than once every six (6) months, Employee may request in writing, and the Company shall provide to Employee within sixty (60) calendar days following the Company's receipt of such written request, a schedule providing the identity of each of the entities then constituting the Medical Services Operations Affiliate, Affiliates and Health Care Group; provided, however, that any such disclosure shall not prevent, limit or inhibit the ability of Abraham D. Gosman and/or the Company to determine and control from time to time which entities constitute the member entities of the Medical Services Operations Affiliate, the Affiliates, the Health Care Group or a Consolidated Entity.

        6.        Duties.
                  ------

                  (a) During the Employment Period, Employee agrees to serve exclusively as the President and Chief Operating Officer of the Medical Services Operations Affiliate. Employee shall exercise such powers and comply with and perform such directions and duties in relation to the business and affairs of the Medical. Services Operations Affiliate as are customarily and ordinarily exercised and performed by the president or chief operating officer of similar entities and as may from time to time be vested in or requested by the Board of Directors of the Company and shall use his best efforts to improve and expand the business of the Health Care Group or Consolidated Entity. Notwithstanding any other term or Provision to the contrary contained herein, in no event shall Employee be obligated to perform any act which would constitute or require the violation of any federal, state or local law, rule, regulation, ordinance or the like. Employee shall at all times report to, and his activities shall at all times be subject to the direction and control of, the Board of Directors of the Company. Employee shall have no authority to enter into any contracts binding upon the company, or to create any obligations on the part of the Company, other than (i) contracts or obligations imposing obligations on the company in an amount less than Ten Thousand and No/100 Dollars ($10,000.00) and less than one
(1) year in duration; (ii) purchase orders for goods entered into in the ordinary course of business; and (iii) such other contracts and obligations as shall be specifically authorized from time to time by the Company in writing.

                  (b) Except as otherwise provided in Section 3(b), Employee agrees to devote his entire business time, energy and skill to the service of the Medical Services Operations Affiliate of the Health Care Group or Consolidated Entity, and shall perform his duties in a good faith, trustworthy and businesslike manner, in compliance with the laws of the United States of America and all other political subdivisions, all for the purpose of advancing the interests of the Health Care Group or Consolidated Entity. Employee shall at no time during the Employment Period engage in any other business activity whether or not such activity is pursued for gain, profit or other pecuniary advantage. Notwithstanding the foregoing, provided the same shall not interfere with the performance by Employee of its duties under this Agreement and shall not violate the terms and provisions of any other provision of this Agreement (including, but not limited to, Section 14 of this Agreement), Employee may (i) invest his personal assets in businesses where the form or manner of such investment will not require services on the part of Employee and in which his participation is solely that of a passive investor, (ii) serve on the board of directors of charitable organizations and (iii) provide direction and consultation to JFK Medical Center in connection with its current merger discussions.

        7. Location of Company Headquarters. Unless otherwise agreed to in writing by Employee, the parties hereby agree that Employee shall perform his duties primarily from the Company's offices in Palm Beach County, Florida, as the same may be relocated from time to time within Palm Beach County, Florida.

        8. Business Expenses. Consistent with the Company's policies as in effect from time to time (including, but not necessarily limited to, a satisfactory itemized accounting for such expenditures), Employee shall be reimbursed for ordinary and necessary expenses incurred in promoting the business of the Health Care Group or Consolidated Entity.

        9. Confidentiality. In the course of this employment, the Health Care Group or Consolidated Entity may disclose or make known to Employee, and Employee may be given access to or may become acquainted with, certain information, trade secrets or both, all relating to or useful in the business of the Health Care Group or Consolidated Entity (collectively "Information") and which the Company considers proprietary and desires to maintain confidential.

         As a material inducement to the Company in entering this Agreement, Employee covenants and agrees that during the term of this Agreement and at all times thereafter, Employee shall not in any manner, either directly or indirectly, divulge, disclose or communicate to any person or firm, except to or for the Company's benefit as directed by the Company, any of the Information which he may have acquired in the course of or as an incident to his employment by the Company, the parties agreeing that such information affects the successful and effective conduct of the business and goodwill of the Health Care

Group or Consolidated Entity, and that any breach of the terms of this Section is a material breach of this Agreement. All equipment, documents, memoranda, reports, records, files, materials, samples, books, correspondence, lists, computer software, other written and graphic records, and the like (collectively, the "Materials"), affecting or relating to the business of the Health Care Group or Consolidated Entity, which Employee shall prepare, use, construct, observe, possess or control shall be and remain the Company's exclusive property or in the Company's exclusive custody, and must not be removed from the premises of the Company or given to any person or entity except as directed by the Board of the Company in writing or except as necessary or desirable for the benefit of the Health Care Group or Consolidated Entity. Promptly upon termination of this Agreement for any reason, or completion of the tasks or duties assigned pursuant hereto, the Materials, Information and all copies thereof in the custody or control of Employee shall be delivered promptly to the Company.

         Employee acknowledges that all documents and equipment relating to the business of the Health Care Group or Consolidated Entity, in addition to all Information and Materials, whether prepared by Employee or otherwise coming into Employee's possession, are owned by and constitute the exclusive property of the Company or in the Company's exclusive custody, and all such documents and equipment must not be removed from the premises of the Company except as directed by the Company in writing or except as may be necessary or desirable for the benefit of the Health Care Group or Consolidated Entity.

         The covenants of Employee set forth in this Section 9 are separate and independent covenants for which valuable consideration has been paid, the receipt, adequacy and sufficiency of which are acknowledged by Employee, and have also been made by Employee to induce the Company to enter into this Agreement. Each of the aforesaid covenants may be availed of, or relied upon, by the Company in any court of competent jurisdiction, and shall form the basis of injunctive relief and damages including expenses of litigation (including but not limited to reasonable attorney's fees upon trial and appeal) suffered by the Company arising out of any breach of the aforesaid covenants by Employee. The covenants of Employee set forth in this Section 9 are cumulative to each other and to another covenants of Employee in favor of the Company contained in this Agreement and shall survive the termination of this Agreement for the purposes intended. Should any covenant, term or condition in this Section 9 become or be declared invalid or unenforceable by a court of competent jurisdiction, then the parties request that such court judicially modify such unenforceable Provision consistent with the intent of this Section 9 so that it shall be enforceable as modified.

       10. Events of Termination by the Company. This Agreement may be terminate Company:

                  (a) Without cause, effective immediately upon delivery of written notice to Employee by the Company;

                  (b) With cause, effective immediately upon delivery of written notice to Employee by the Company, provided, however, that if such cause is of the type described in clause (iv) below and susceptible to being cured, Employee shall have a period of ten (10) days after written notice has been given or sent to Employee to effect such cure or such longer period of time as may be required for such cure, provided Employee has commenced such cure within such ten (10) days and is diligently prosecuting such cure. A termination shall be deemed to be "with cause" if the Company determines that Employee has committed or was involved in:

                        (i) wrongful misappropriation of the Medical Services Operations Affiliate, Health Care Group or Consolidated Entity assets;

                       (ii) conviction of a felony involving violence, dishonesty, conversion, theft or misappropriation of property of another, controlled substances, moral turpitude or regulatory good standing of the Company or its Affiliates;

                      (iii) drug or alcohol abuse which prevents Employee from performing substantially his duties in the manner provided herein; or

                       (iv) if Employee fails to perform substantially his duties in the manner provided herein or willfully refuses to perform the duties assigned to him by the Company in accordance with Section 6 hereof for any reason other than disability or breaches any of his other obligations under this Agreement.

         Employee acknowledges the sensitive nature of the services provided by the Medical Services Operations Affiliate, Health Care Group and Consolidated Entity and the importance of their reputation in their fields of endeavors and Employee agrees that his personal actions which have or are likely to negatively impact upon the reputation, name, goodwill, business or regulatory standing of the Medical Services Operations Affiliate, Health Care Group or Consolidated Entity shall be grounds for termination pursuant to this Section 10(b).

       11. Events of Termination by Employee. This Agreement may be terminated by Employee in the event of the failure of the Company to pay any sums due or issue any interests to be issued hereunder to Employee or perform substantially any of its other duties and obligations required to be performed or observed under this Agreement, after written notice has been given by Employee to the Company, provided, however, that the Company shall have a period of ten (10) days from delivery of such notice within which to cure the same or such longer period of time as may be required for such cure, provided the Company has commenced such cure within such ten (10) days and is diligently prosecuting such cure.

       12. Other Termination of this Agreement. This Agreement shall immediately terminate upon the occurrence of any of the following events:

                  (a)      The death of Employee; or

                  (b) The disability of Employee for ninety (90) consecutive days or one hundred eighty (180) days in any 12-month Period, during which Employee does not substantially perform his duties in accordance with Section 6 hereof or perform any other of his obligations under this Agreement.

       13. Effects of Termination. Upon the termination of the Agreement;


                  (a) Employee's duties shall cease as of the effective date of termination, provided, however, that Employee will in all events of termination be responsible for arranging for the smooth transition of duties to appropriate independent contractors and/or employees of the Company. In the event that the Company shall request Employee to provide transitional assistance after the effective date of termination, Employee shall be paid an hourly rate based upon an 8 hour work day, a 2,080 hour work year and his then current Salary, based upon time sheets submitted by Employee specifying the services performed and the amount of time expended.

                  (b) With respect to any termination other than one pursuant to
Section 10(a) of this Agreement, payments made on account of Employee's Salary shall cease upon the effective date of termination; any amounts due on account of Employee's Salary for account of services performed prior to the effective date of termination which have not previously bean paid will be paid (pro rata through the effective date of termination) within thirty (30) days following termination. With respect to a termination pursuant to Section 10 (a) of this Agreement, (i) in the event such termination occurs prior to the first anniversary of the Effective Date of this Agreement, payments on account of Employee's Salary for the first year of the initial term of employment under this Agreement shall continue to be paid in accordance with the terms hereof and payments on account of Employee's Salary shall continue to be paid to Employee for an additional period of twelve (12) months in equal monthly installments and in accordance with the normal payroll policies of the Company but in no event less frequently than monthly and subject to all appropriate withholding taxes or
(ii) in the event such termination occurs on or after the first anniversary of the Effective Date of this Agreement, payments on account of Employee's Salary shall continue to be paid to Employee for a period of twelve (12) months following the effective date of termination in equal installments and in accordance with the normal payroll policies of the Company but in no event less frequently than monthly and subject to all appropriate withholding taxes.

                  (c) All expenses which are properly reimbursable to Employee pursuant to Section 8 will be promptly reimbursed following termination.

                  (d) All other benefits and/or entitlements to participate in bonus programs, if any, will cease as of the effective date of termination, subject to Employee's rights to continue medical insurance coverage at his own expense as provided by applicable law or written Company policy; provided, however, that all policies of insurance relating solely to Employee shall be assigned to Employee within thirty (30) days following termination, provided that such assignment shall be at no cost or expense to the Company, and provided further that such assignment shall state that it is made subject to the terms and conditions of the policy(ies).

                  (e) The rights, privileges, benefits, remedies and interests of the Company and Employee under Section 5 of this Agreement shall be governed by the terms and provisions of Section 5.14.

       14.        Non-Competition and Solicitation.
                  --------------------------------

                  (a) Scope of Area. Employee acknowledges that he has performed services or will perform services hereunder, and will acquire knowledge and proprietary information, which will directly affect the business of the Medical Services Operations Affiliate, Health Care Group and Consolidated Entity to be conducted anywhere in the United States of America (the "Area"). Accordingly, the parties deem it necessary to provide protective non-competition and non-solicitation provisions in this Agreement.

                  (b) Non-Compete and Non-Solicit. Employee agrees with the Company that:

                        (i) Employee shall not, without the prior written consent of the Company, which consent shall be within the sole and exclusive discretion of the Company, within the Area, either directly, or indirectly, perform services or duties, or engage in the same or similar business as the Medical Services Operations Affiliate of the Health Care Group or consolidated Entity in any capacity, whether as a consultant, director, officer, manager, supervisor or employee of any entity; and

                       (ii) Employee shall not employ or attempt to employ, or assist in employing, any employee of the Health Care Group or Consolidated Entity (whether or not such employment is full-time, part-time, or is pursuant to a written contract) other than his personal secretary for the purpose of having such employee perform services for another company located in the Area.

                  (c) Term. The covenants of Employee set forth in this Section 14 shall commence upon the Effective Date of this Agreement and continue for the entire Employment Period through the actual date of termination of this Agreement and/or of the services of Employee, and, in the event of a termination or expiration of this Agreement pursuant to Section 10(b) of this Agreement,
Section 12(b) of this Agreement in the event Employee shall thereafter recover from such disability sufficiently to perform his duties and obligations under this Agreement or an election by Employee not to renew the term of the Employment Period pursuant to Section 2 of this Agreement, for a period of twenty-four (24) months after any such termination or expiration.

                  (d) Exclusion. Notwithstanding any provision to the contrary set forth in this Section 14, nothing contained in this Section 14 shall prohibit Employee from performing the services and duties of an administrator of a general acute care hospital from and after the termination or expiration of this Agreement for any reason whatsoever.

                  (e) Injunctive Relief. The covenants of Employee set forth in this Section 14 are separate and independent covenants for which valuable consideration has been paid, the receipt, adequacy and sufficiency of which are acknowledged by Employee, and have also been made by Employee to induce the Company to enter into this Agreement. Each of the aforesaid covenants may be availed of, or relied upon, by the Company in any court of competent jurisdiction, and shall form the basis of injunctive relief and damages including expenses of litigation (including but not limited to reasonable attorney's fees upon trial and appeal) suffered by the Company arising out of any breach of the aforesaid covenants by Employee. The covenants of Employee set forth in this Section 14 are cumulative to each other and to all other covenants of Employee in favor of the Company contained in this Agreement and shall survive the termination of this Agreement for the purposes intended. Should any covenant, term or condition in this Section 14 become or be declared invalid or unenforceable by a court of competent jurisdiction, then the parties request that such court judicially modify such unenforceable provision consistent with the intent of this section 14 so that it shall be enforceable as modified.

       15. Indemnity. Employee shall indemnify and hold harmless the Company, Medical Services Operations Affiliate, Health Care Group, Consolidated Entity and their agents, directors, officers, employees, invitee's or guests, and any of the their other contractors, from and against all claims, losses, costs, damages and expenses (including without limitation, attorneys' fees) relating to injury to or death of any person or damage to real or personal property resulting from or arising in connection with any intentional or willful misconduct by Employee or relating to the activities of Employee described in sections 6(b)(ii) and 6(b)(iii) of this Agreement.

       16. Entire Agreement. This Agreement represents the entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and between such parties.

       17. Amendments. The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

       18. Assignments. The Company shall have the right to assign all of its rights and obligations under this Agreement to any entity which is the Medical Services Operations Affiliate of the Health Care Group or Consolidated Entity and, upon such assignment, this Agreement shall be binding upon and inure to the benefit of such assign. In the event such assignee shall, at the time of such assignment or thereafter, have a net worth equal to or greater than $3,000,000 CCC of Massachusetts, Inc. shall be released and discharged from all duties and obligations under this Agreement and Employee shall execute such instruments as shall be reasonably requested by CCC of Massachusetts, Inc. to evidence such release. Employee shall have no right to assign or delegate any rights or obligations under this Agreement.

       19. Binding Effect. All of the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns.

       20. Severability. If any part of this Agreement or any other Agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible.

       21. Survival. Notwithstanding anything to the contrary herein, the provisions of Sections 5, 9, 13, 14 and 15 through 28 shall survive and remain in effect in accordance with their respective terms in the event this Agreement or any portion hereof is terminated.

       22. Notices. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing (including telex and telegraphic communication) and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, telecommunicated, or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, addressed to:

If to Employee:                                With a Copy to:

William A. Sanger                              Mirkin & Woolf, P.A.
_________________                              Flagler Federal Tower, Suite 580
_________________                              1700 Palm Beach Lakes Boulevard
_________________                              West Palm Beach, FL  33401
                                               Attention:  Mark H. Mirkin, Esq.

If to the Company:                             With a Copy to:


CCC of Massachusetts, Inc.                     Gunster, Yoakley & Stewart, P.A.
197 First Avenue                               777 South Flagler Drive
Needham, MA  02194                             Suite 500
Attention: Richard S. Mann, Esq.               West Palm Beach, FL  33401
                                               Attention:  Thomas P. Hunt, Esq.

or to such other address as any party may designate by notice complying with the terms of this Section. Each such notice shall be deemed delivered (a) on the date delivered if by personal delivery, (b) on the date telecommunicated if by telegraph, (c) on the date of transmission with confirmed answer back if by telex or telecopy, and (d) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

       23. Waivers. The failure or delay of any party at any time to require performance by another party of any provision of this Agreement, even if known, shall not affect the right of such party to require performance of that provision or to exercise any right, power or remedy hereunder, and any waiver by any party of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement. No notice to or demand on any party in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

       24. Enforcement Costs. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals and other post-judgment proceedings), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled. Attorneys' fees shall include, without limitation, paralegal fees, investigative fees, administrative costs, sales and use taxes and all other charges billed by the attorney to the prevailing party.

       25. Remedies Cumulative. Except as otherwise expressly provided herein, no remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

       26. Governing Law. This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Florida without regard to principles of conflicts of laws.

       27. Supervening Law. The Company and Employee recognize that this Agreement is subject to applicable state, local and federal laws and regulations. The Company and Employee further recognize that the Agreement shall be subject to amendments in such laws and regulations and to new legislation such as federal or state economic stabilization programs or health insurance programs. Any provisions of law that invalidate, or are otherwise inconsistent with the terms of this Agreement or that would cause any party to be in violation of law, shall be deemed to have superseded the terms of this Agreement, provided, however, that the parties shall exercise their best efforts to accommodate the terms and intent of this Agreement to the greatest extent possible consistent with requirements of law.

       28. Captions. The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of intent of this Agreement or the intent of any provision contained in this Agreement.

       29. Corporate Matters. The Company represents and warrants that the current shareholders, officers and directors of the Company are those identified on Exhibit "B" attached hereto. Within ten (10) business days following the Effective Date of this Agreement, the Company shall provide Employee with a certified copy of a resolution of the Company authorizing the execution and delivery of this Agreement. Additionally, the Company shall take and shall cause each of its Affiliates to take such actions as are necessary to issue to Employee such ownership interests in such Affiliates as are contemplated hereby and shall provide Employee with a certified copy of such resolutions or actions of the Company and/or such Affiliates authorizing such actions.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                               CCC of Massachusetts, Inc.


                                               By: /s/ Abraham D. Gosman
                                                  -----------------------------
                                                  Name:________________________
                                                  Title:_______________________


                                               /s/ William A. Sanger
                                               --------------------------------
                                               William A. Sanger

                                   EXHIBIT "A"

                     Schedule of Benefits and Bonus Programs
                     ---------------------------------------

                          SEE FOLLOWING SEVEN (7) PAGES

                       (Effective as of July 26, 1994 but
                     subject to change from time to time as
                      determined by the Board of Directors)

       I.         Health Insurance Options
                  ------------------------

                                   HMO Select

                         Employee Contribution Chart for

                                 CCC - Corporate
                              (Bi-Monthly Payroll)

=============================================================================================
                 CIGNA
                  HMO                HCHP               PILGRIM             TUFTS
- ---------------------------------------------------------------------------------------------
COVERAGE
CATEGORY
            1% base Salary +    1% Base Salary +    1% Base Salary +   1% Base Salary +
Employee    $4.33 Per           $9.07 Per           $10.30 Per         $4.33 Per
Only        Pay Period          Pay Period          Pay Period         Pay Period
- ---------------------------------------------------------------------------------------------

            1% Base Salary +    1% Base Salary +    1% Base Salary +   1% Base Salary +
Family      $50.00 Per          $80.91 Per          $75.81 Per         $50.00 Per
            Pay Period          Pay Period          Pay Period         Pay Period
=============================================================================================

This Contribution Chart describes the Benchmark Contributions and Other Contributions for each Coverage Category and for each HMO.

                                 Cigna Indemnity

                             Employee Contributions
                           (includes dental and drugs)
                              (Bi-Monthly Payroll)



              EMPLOYEE ONLY               1% base salary +
                                          $37.36 per pay period

              FAMILY                      1% base salary +
                                          $95.97 per pay period

                                   HMO Select

                         Employee Contribution Chart for

                          CCC - St. Mary's Rehab Center
                               (Bi-Weekly Payroll)

================================================================================
                        HUMANA
                     (BENCHMARK)                 CIGNA
- --------------------------------------------------------------------------------

COVERAGE
CATEGORY
                    1% Base Salary +           1% Base Salary +
Employee            $5.50 Per Pay              $23.96 Per Pay
Only                Period                     Period
- --------------------------------------------------------------------------------

Employee/On         1% Base Salary +           1% Base Salary +
Dependent           $44.00 Per Pay             $77.62 Per Pay
                    Period                     Period
- --------------------------------------------------------------------------------

Family              1% Base Salary +           1% Base Salary +
                    $54.00 Per Pay             $87.62 Per Pay
                    Period                     Period
================================================================================

This Contribution Chart for your Facility describes the Benchmark Contributions and Other Contributions for each Coverage Category and for each HMO.

 II.  Dental Insurance
      ----------------

      Eligibility:                                Regular full time employees
                                                  who have medical plan
                                                  coverage.

      Waiting Period:                             90 days

      Preventative and Diagnostic Services:
                                                  Covered at 100% of reasonable
                                                  and customary charges without
                                                  a deductible.

      Restorative Services:

      Deductible:                                 Individual               $50

                                                  Family                  $150

      Basic Restorative:                          Covered at 80% of reasonable
                                                  and customary charges after
                                                  the deductible.

      Major Restorative:                          Covered at 50% of reasonable
                                                  and customary charges
                                                  after the deductible.

      Maximum Benefit:                            $1,000 per calendar year per
                                                  covered individual.

      Employee Contribution:                      Individual           $2.00/wk

                                                  Family               $6.00/wk

                 Employees contributions for dental plan are on a single pre-tax basis. Coverage is limited to the same status (single or family) as medical plan coverage.


III.  Short Term Disability
      ---------------------

      Eligibility:                                Regular full time employees

      Waiting Period:                             90 days

      Benefits:                                   Benefits are payable in the
                                                  event you are totally disabled
                                                  due to a non-occupation
                                                  accident or sickness which is
                                                  not covered by workers'
                                                  compensation.

                                                  The benefit is 66 2/3% of
                                                  basic weekly earnings rounded
                                                  to the next highest $10 to a
                                                  maximum of $200 week.

                                                  Benefits are paid
                                                  beginning with the later of:

                                                  a) the 14th day of disability
                                                  b) the day after you use up
                                                     all your accrued sick days.

                                                  Benefits will continue for a
                                                  maximum of 26 weeks from the
                                                  date of disability.

IV.  Long Term Disability
     --------------------

     Eligibility:                                 Regular full time employees

     Waiting Period:                              90 days

     Benefits:                                    Benefits are payable if you
                                                  are disabled for 6 months
                                                  or more.

                                                  The benefit is 66 2/3% of your
                                                  basic monthly earning at the
                                                  time you are disabled. The
                                                  benefit is coordinated with
                                                  Social Security.

                                                  The minimum benefit is
                                                  $100/month and the maximum
                                                  benefit is $6,000/per month.

                                                  Benefits are payable for the
                                                  duration of the qualifying
                                                  disability up to age 65.

     Employee Contribution:                       .79% of annual basic earnings.

     Example:
     -------
     Employee makes $7.00/hr.
     $7.00 X 40 hrs = $2.80
     $14,500 X .0079 = 115.02 annual

 V.  Life Insurance
     --------------

     Eligibility:                                 Regular full time employees

     Waiting period:                              90 days

     Basic Coverage
     --------------

     Benefits:                                    100% of your annual basic
                                                  earnings rounded to the next
                                                  highest $1,000, to a maximum
                                                  of $100,000.

                                                  Benefits reduce to 65% at age
                                                  65 and to 50% at age 70.

     Employee Contribution:                       None - Basic Life Insurance is
                                                  company paid

     Optional Life Insurance Coverage
     --------------------------------

     Benefit: An additional 100% of your annual basic earnings rounded to the next highest $1,000, to a maximum of $170,000.

     Employee Contribution:

                                                  Monthly Cost Per $1,000 of
               Age                                  Annual Basic Earnings
               ---                                  ---------------------
     29 yrs or younger                                   $ .16
     30-39 yrs                                             .25
     40-49 yrs                                             .41
     50-59 yrs                                             .99
     60-69 yrs                                            2.12
     70 yrs or older                                      2.80

     Example:
     -------

     Employee age 26 earning $7.00/hr
     $7.00 X 2080 hrs. = $14,560 Basic Annual Earnings
     $15,000 of Insurance X $.16 per thousand
         = $2.40 per month
           $ .55 per week

     Employee age 32 earning $10.00/hr
     $10.00 X 2080 = $20,800 Basic Annual Earnings
     $21,000 of Insurance X $.25 per thousand
         = $5.25 per month
           $1.21 per week

VI.  Reimbursement Accounts
     ----------------------

     Eligibility:                                 Regular full time employees.

     Waiting Period:                              90 days

     Benefit: Employees may elect to have money set aside on a pre-tax basis for Dependent Care and
                                                  Health Care expenses.

                                                  This benefit is administered
                                                  on an annual basis. More
                                                  information will be supplied
                                                  and enrollment will be
                                                  available prior to 1/1/94.

 VII.  Paid Vacation
       -------------

       All full time employees are entitled to the following paid vacations or such other vacations as may be agreed to in writing by the company with such employee:

       Length of Continuous Service                Paid Days Off
       ----------------------------                -------------

       After:
                1  Year                             10 days (2 weeks)
                5  Year                             15 days (3 weeks)
                10 Years                            20 days (4 weeks)

VIII.  Sick Leave
       ----------

       Full time employees accrue sick time at a rate of one-half (1/2) day per month up to six days per year.

  IX.  Holidays
       --------

         New Year's Day
         Washington's Birthday
       * Good Friday
         Memorial Day
         Independence Day
       * Rosh Hashanah
       * Yom Kippur
         Columbus Day
         Thanksgiving Day
       * Christmas Eve
         Christmas Day

       * For those employees who observe these holidays, two of the four may be taken.

  XI.  Car Allowance
       -------------

       $450, $550 or $650/month to cover all automobile expenses, as determined by the company for each employee.